[LOGO OMITTED]
THE GABELLI
CONVERTIBLE AND
INCOME SECURITIES
FUND INC.


THIRD QUARTER REPORT
SEPTEMBER 30, 2002

[LOGO OMITTED]
THE GABELLI
CONVERTIBLE AND
INCOME SECURITIES
FUND INC.

Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

INVESTMENT OBJECTIVE:

The Gabelli Convertible and Income Securities Fund Inc. is a closed-end, diversified management investment company whose primary objective is to seek a high level of total return through a combination of current income and capital appreciation.

                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

[GRAPHIC OMITTED]
GLOBAL CONVERTIBLE INVESTING BOOK

NEW FROM THE GABELLI PRESS:

GLOBAL CONVERTIBLE INVESTING:
THE GABELLI WAY
BY HART WOODSON

[GRAPHIC OMITTED]
PICTURE OF MARIO GABELLI

[LOGO OMITTED]
THE GABELLI
CONVERTIBLE AND
INCOME SECURITIES
FUND INC.

TO OUR SHAREHOLDERS,

      Convertible stocks and bonds are hybrid securities. Because they can be converted into common stock, performance will be impacted by the dominant trend in the equity markets. However, due to their significantly higher yield, performance is also influenced by the direction of the bond market. In the third quarter of 2002, with the stock market tumbling, the equity characteristics of converts continued to restrain performance. However, the strong bond market helped support convertible securities prices. We invest in converts we believe to have two-thirds the upside potential of the underlying stock and one-third the downside risk. Once again, comparing the Gabelli Convertible and Income Securities Fund's (the "Fund's") performance this quarter to the Standard & Poor's ("S&P") 500 Index, our risk appraisals have proven accurate.

RIGHTS OFFERING 2002

      Your Board of Directors has announced a transferable rights offering. The Fund is offering shareholders one transferable right for each share of common stock held as of the record date. Three rights will be required to purchase one additional share at a discounted price to the market value and free of commission. Shareholders who fully exercise their primary subscription rights may oversubscribe for any additional amount of shares they wish. These oversubscription shares will be distributed based on a pro-rata allocation formula. The rights offering will be made only by means of a prospectus. A prospectus describing the rights offering in greater detail will be mailed to shareholders separately.

WHAT'S RIGHT ABOUT RIGHTS

      To raise additional capital, rights offerings have historically been a fair and efficient method. This method is widely used in England. A traditional rights offering allows an issuer's shareholders to participate directly in the growth of that issuer by purchasing additional common shares at a set subscription price. We discuss some of the basic issues of rights offerings and how they relate to the Gabelli Convertible and Income Securities Fund in the following question and answer format.

RIGHTS OFFERING - Q&A

Q: WHAT ARE RIGHTS?
      Rights are privileges granted to existing shareholders of a corporation (in our case the Gabelli Convertible and Income Securities Fund) to subscribe to shares of a new issue of common stock. These rights represent short-term options granted by the corporation which the shareholder has the option of exercising.

Q: WHAT IS THE HISTORY OF RIGHTS OFFERINGS?
      Rights offerings have been used in Europe since the late 17th century following the commencement of the London Stock Exchange. In England, rights offerings are commonplace and well-regarded by shareholders, and represent an integral part of its capital markets. While underwritten public offerings have been the preferred method of raising capital in the U.S., rights offerings have become more understood and more widely used. Today, rights offerings are even more common in the U.S. and we expect that their frequency and effectiveness will increase.

Q: WHAT IS A RIGHTS OFFERING AS IT RELATES TO CLOSED-END FUNDS?
      A rights offering is an opportunity for shareholders to purchase additional shares of a publicly traded company or mutual fund at a specified price--the "subscription price"--with a nominal commission. To attract shareholder interest, the subscription price is set at a discount to the current market price. Although shareholders are not required to purchase additional shares, they are given the opportunity, or "right", to purchase shares based on the number of underlying shares they own on the record date. Rights may either be transferable or non-transferable and the offering may or may not be underwritten with a commitment by the underwriter to buy what is not subscribed for.

Q: WHAT ARE TRANSFERABLE RIGHTS VERSUS NON-TRANSFERABLE RIGHTS?
      Non-transferable rights have no value other than that they may be exercised and do not trade on any exchange.

      Transferable rights may trade on an exchange and afford the non-subscribing shareholder the option of selling their rights on the exchange or through the transfer agent. Selling the rights allows a non-subscribing shareholder to recoup much of the potential dilution that may otherwise occur. A non-transferable rights offering does not permit such an offset so that non-subscribing shareholders could experience full dilution.

Q: HOW IS A RIGHTS OFFERING BENEFICIAL TO SHAREHOLDERS?
      The Gabelli Convertible and Income Securities Fund shareholder benefits from the opportunity to purchase additional shares with no commission if shares are held directly with the Fund or, in some instances, with a nominal charge from their broker. Thus, an investor is able to put more financial assets to work in an investment discipline in which she or he believes and which has performed well over an extended period of time. The additional capital that is raised by the Fund is used to position the portfolio to more fully take advantage of new investment opportunities. Increasing the asset size of the Fund may also result in lowering the Fund's fixed expenses as a percentage of average net assets.

Q: HOW IS THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND'S RIGHTS OFFERING BETTER THAN OTHER RIGHTS OFFERINGS BY CLOSED-END FUNDS?
      There are two types of rights offerings a closed-end fund may use to raise additional capital: the direct offering method and the firm-underwritten method. The Gabelli Convertible and Income Securities Fund is utilizing a direct offering method to realize the relative cost advantages associated with this approach as compared to a firm-underwritten method. A direct offering avoids costly underwriting and distribution service fees that lessen shareholder value.

Q: ARE THE SHAREHOLDERS IN FAVOR OF RIGHTS OFFERINGS?
      We have received numerous requests from the shareholders of our Funds for rights offerings. Our shareholders have been overwhelmingly in favor of rights offerings and look forward to future ones. This interest was evidenced by the oversubscribed rights offerings that the Gabelli Equity Trust had in 1991, 1992, 1993, 1995 and 2001. Additional confirmation is evident from the Gabelli Global Multimedia Trust's (which was spun-off from the Equity Trust in 1994) oversubscribed rights offerings in 1995 and 2000 and the Gabelli Utility Trust's (which was spun-off from the Equity Trust in 1999) oversubscribed rights offering in 2002. This interest was further confirmed with the response to the Gabelli Equity Trust shareholder vote in 1993 in which shareholders voted 90% in favor to provide rights offerings.

Q: WERE SHAREHOLDERS ABLE TO SELL THEIR RIGHTS IN PAST RIGHTS OFFERINGS FROM GABELLI FUNDS?
      Yes, registered shareholders of the Gabelli Equity Trust, the Gabelli Global Multimedia Trust and the Gabelli Utility Trust had the option of selling all or a portion of their rights by designating this desire on the Subscription Certificate that accompanied the Prospectus. The certificate must have been returned to Equiserve Trust Company by the end of the offering period at the designated address.

      Those who held shares through a broker could simply have made the broker aware of their desire to sell or exercise the rights.

Q: WHAT ARE THE TRANSACTION COSTS ON THE SALE OF THE RIGHTS?
      Rights may be sold through Equiserve Trust Company with no fees and only a nominal commission; however, certain brokerage firms may charge a transaction fee to sell or exercise rights.

Q: WHAT IF MY TOTAL NUMBER OF RIGHTS IS NOT EVENLY DIVISIBLE BY THREE?
      The Gabelli Convertible and Income Securities Fund will automatically round up shareholders' rights allocation so that the total number of rights a shareholder is granted is evenly divisible by three (the number of rights required to purchase an additional share).

A PROMISE KEPT

      When we asked the shareholders of the Fund to vote to convert from an open-end investment company to a closed-end fund in 1995, we expressed our intent to have the Fund's common shares track the Fund's net asset value. Based on the Fund's consistent and above average annualized performance since inception, we expected that such a Fund would trade at or above net asset value. In addition, over the past few years the Board of Directors has taken several initiatives to maintain the Fund's public market price at a level equal to or exceeding the Fund's net asset value. These initiatives included a stock repurchase plan, a managed 8% Distribution Policy and the issuance of preferred stock.

      We are pleased to report that management kept its promise to shareholders and the Fund is trading at a premium to net asset value. In fact, the Fund began trading at a premium in February 2001 and has continued to trade above net asset value, ending the quarter at a 28.96% premium. We have been able to preserve shareholder wealth during a tough market environment. We have been conservative during the past year and it has paid off; now is the time to be aggressive.

PREMIUM / DISCOUNT DISCUSSION

      As a refresher to our shareholders, the price of a closed-end mutual fund is determined in the open market by willing buyers and sellers. Shares of the Fund trade on the New York Stock Exchange and may trade at a premium to (higher than) net asset value ("NAV") (the market value of the Fund's underlying portfolio) or a discount to (lower than) net asset value. Of the 519 closed-end funds in the U.S., approximately 27% currently trade at premiums to NAV versus 26% five years ago and 58% ten years ago.

      Ideally, the Fund's market price will generally track the NAV. The Fund's premium or discount to NAV fluctuates over time. Over our Fund's 7 1/2-year history as a closed-end fund, the range fluctuated from a 34% premium in August 2002 to a 17% discount in April 2000. Beginning in early 2001, the market price of the Fund exceeded the NAV and this premium has gradually increased since.

      "Mr. Market" often provides opportunities to invest at a discount. The Fund has undertaken various initiatives to narrow the discount when appropriate through distribution policies, share repurchase programs and use of leverage.

      The Fund's long-term investment goal is to seek a high level of total return through a combination of current income and capital appreciation. We believe that our securities selection process adds to the investment equation. We have a successful history of investment providing shareholders average annual returns of 7.1% since inception. However, it is important to remember that "Mr. Market" is a pendulum that swings both ways. As the market moves away from momentum investing and back to basics, we believe that an excessive premium for the Fund is not likely to be sustainable.

             PREMIUM/DISCOUNT SINCE CONVERSION TO A CLOSED-END FUND

[GRAPHIC OMITTED]
PLOTPOINTSFOLLOW:

3/31/95                    0
                      0.0099
                     -0.0761
                     -0.0978
                     -0.0334
                     -0.0903
                     -0.1056
                     -0.0657
                     -0.0701
                     -0.0957
                     -0.0263
Year 1996            -0.065
                     -0.1064
                     -0.0802
                     -0.1071
                     -0.1507
                     -0.0953
                     -0.1465
                     -0.146
                     -0.1318
                     -0.1497
                     -0.1492
                     -0.1652
Year 1997            -0.1399
                     -0.131
                     -0.1577
                     -0.1622
                     -0.1593
                     -0.1322
                     -0.147
                     -0.1538
                     -0.1321
                     -0.1557
                     -0.1432
                     -0.1017
Year 1998            -0.0956
                     -0.0882
                     -0.0733
                     -0.0815
                     -0.095
                     -0.062
                     -0.0848
                     -0.1485
                     -0.0705
                     -0.0372
                     -0.0325
                     -0.0175
Year 1999            -0.0315
                     -0.0745
                     -0.0275
                     -0.1027
                     -0.0909
                     -0.0689
                     -0.0991
                     -0.1019
                     -0.0842
                     -0.0948
                     -0.1525
                     -0.0735
Y2k                  -0.1207
                     -0.148
                     -0.1497
                     -0.1734
                     -0.1454
                     -0.1263
                     -0.1128
                     -0.123
                     -0.1022
                     -0.1553
                     -0.1088
                     -0.0893
Year 2001            -0.03
                      0.0096
                      0.0039
                      0.0202
                      0.0207
                      0.0337
                      0.0316
                      0.059
                      0.1202
                      0.1169
                      0.1167
                      0.1156
Year 2002             0.1061
                      0.0959
                      0.1067
                      0.0584
                      0.1702
                      0.1458
                      0.1127
                      0.2126
9/30/02               0.2896

COMPARATIVE RESULTS

                                     AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2002 (A)
                                    -----------------------------------------------------
                                                  YEAR      SINCE
                                       QUARTER  TO DATE  INCEPTION (B)  10 YEAR  5 YEAR    3 YEAR    1 YEAR
                                       -------  -------  -------------  -------  ------    ------    ------
Gabelli Convertible and Income
  Securities Fund NAV Return (c) .... (8.45)%   (12.25)%    7.05%        5.95%    2.35%    (1.81)%    (9.47)%
Gabelli Convertible and Income
  Securities Fund Investment
  Return (d) ........................  2.71%      2.40%     4.97%(e)     N/A(e)  11.06%    10.20%      3.52%
S&P 500 Index .......................(17.27)%   (28.15)%    9.82%        8.99%   (1.62)%  (12.88)%   (20.47)%
Lipper Convertible Securities
  Fund Average ...................... (8.35)%   (13.56)%    8.98%        8.27%    1.59%    (1.35)%    (6.42)%

(a) Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of open-end mutual funds classified in this particular category. Performance for periods less than one year are not annualized.

(b) From commencement of investment operations on July 3, 1989.

(c) Total returns and average annual returns reflect changes in net asset value ("NAV") and reinvestment of distributions and are net of expenses. Since Inception return based on initial net asset value of $10.00.

(d) Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange and reinvestment of distributions. Since Inception return based on an initial offering price of $10.00.

(e) The Fund converted to closed-end status on March 31, 1995 and had no operating history on the New York Stock Exchange prior to that date.

8.00% CUMULATIVE PREFERRED STOCK - MANDATORY 50% REDEMPTION

      As  authorized  by the  Board  of  Directors,  the Fund is  redeeming  50%
(600,000 Shares) of its outstanding 8.00% Cumulative Preferred Stock. The redemption date is November 12, 2002 and the redemption price is $25.2555 per Preferred Share, which consists of $25.00 per Preferred Share plus accumulated and unpaid dividends through the redemption date of $0.2555 per Preferred Share.

      The redemption will be made pro rata from each Preferred Stock Shareholder based on the respective number of Preferred Shares held by each such holder on the redemption date. From and after the redemption date, the Preferred Shares to be redeemed will no longer be deemed outstanding, dividends will cease to accrue and all the rights of the Preferred Shareholders with respect to the Preferred Shares to be redeemed will cease, except the right to receive the redemption price. Shareholders of record will be mailed a redemption notice and letter of transmittal. The redemption price will be paid only to shareholders of record who complete and sign the letter of transmittal and submit certificates for the number of Preferred Shares being redeemed. New certificates will be issued to replace any excess Preferred Shares submitted.

      The Board has also authorized the Fund to issue additional preferred stock in the future. The actual amount of capital to be raised, the dividend rate and the timing of any new offering will be determined at a later date. Any offering will be made only by means of a prospectus. Depending on prevailing interest rates, shareholder interest and other factors, the Board may determine to seek to structure any such offering so as to enable shareholders to exchange all or a portion of their Preferred Shares for such newly issued preferred stock in that offering.

      The Fund's 8.00% Cumulative Preferred Stock paid a cash distribution on September 26, 2002 of $0.50 per share. For the twelve-month period ended September 30, 2002, Preferred Stock shareholders received distributions totaling $2.00, the annual dividend rate per share of Preferred Stock. The next distribution is scheduled for December 2002.

NEW NAME: SAME APPROACH

      Effective August 1, 2002, the Gabelli Convertible Securities Fund changed its name to the Gabelli Convertible and Income Securities Fund. Although our name has changed, our approach has not.

      The Fund will maintain its investment objective of seeking a high level of total return through a combination of current income and capital appreciation.

      With this change, the Fund will have more investment flexibility to meet the new Securities and Exchange Commission ("SEC") requirement (Rule 35d-1) that funds invest at least 80% of their assets in the type of securities specified in their name, under normal market conditions. The Fund has determined that being required to invest 80% of its assets strictly in convertible securities is not always optimal and, accordingly, has determined to change its name as it strives to achieve its goal of preserving and enhancing capital. The Fund expects to continue its practice of investing in convertible securities to the extent attractive opportunities are available.

OUR OBJECTIVE

      Our mandate is to preserve and enhance our shareholders' wealth through a conservative and disciplined approach to investing in convertible and income securities. Our goal is to generate profitable returns in strong markets and protect principal in weak markets by taking advantage of the unique characteristics of convertible securities.

      Our Fund is managed with a goal of achieving a 600-800 basis point spread above long-term Treasury yields. We hope to generate these returns over the long-term. This is the type of performance that our Fund has been recognized for and we anticipate will continue in the future. Of course, there are no guarantees.

CONVERTIBLE SECURITIES ARE "HYBRIDS"

      It is important to understand our stock selection discipline because price movement in the underlying equity will generally have the greatest impact on convertible securities pricing. The convertible securities market consists of bonds, debentures, corporate notes, preferred stocks and warrants or other similar securities which may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Converts are "hybrid" securities that combine the capital appreciation potential of equities with the higher yield of fixed income instruments. Our strategy incorporates the purchase of convertible securities that are trading at a premium above parity with the common stock but which generally provide a higher yield and, over time, capital appreciation. We will also seek out "busted" converts, where the underlying common stock has dropped significantly and the values of both the conversion privilege and the convert are down. Such securities will provide both high yields and long-term capital appreciation potential.

CONVERTIBLE MARKET OVERVIEW

      The convertible market, as measured by the Merrill Lynch All Convertible Index, fell 8.2% during the third quarter. This compared to a decline of 19.8%, 17.3%, and 17.4% by the Nasdaq Composite, the S&P 500 and the Dow Jones Industrial Indices, respectively. Poor corporate earnings, corporate governance issues and tensions in the Middle East hurt equity markets. This provoked a flight to quality as registered by the AA1 rated Merrill Lynch Government/Corporate Bond Index, which rose 5.9%. Conversely, the B1 rated
Merrill Lynch U.S. High Yield Master II Index fell 3.0% as credit spreads widened. This trend was reflected in the convertible market, as speculative grade convertibles dropped 10.0%, while investment grade issues fell by only 7.4%. The average convertible now has the highest conversion premium on record of 106% (up from 75% last quarter), a current yield of 4.67% (versus 4.22%), and a credit rating of BBB-, unchanged from last quarter.

      The size of the convertible market fell 11% during the quarter to $197 billion due primarily to poor price performance. Weak equity markets have stunted the new issue market. Year to date, new deals have totalled $44.6 billion versus $74.5 billion during the comparable period last year, a decline of 40%. By product type, new issuance continues to be dominated by the more equity-like structures as companies strive to repair balance sheets and investors search for low premium convertibles with attractive current yields. Year to date, convertible preferred stock and mandatory convertible securities constituted 44% of total new issue activity versus only 19% during all of 2001. Finally, in an effort to capitalize on currently depressed levels, companies are buying back their issues in the open market. Year to date, of the $21 billion in redemptions, 29% (or $6 billion) represent company repurchases.

      Only two sectors rose during the  quarter:  Consumer  Staples  (+1.0%) and
Telecommunications (+0.7%). Although down 27.8% year to date, the Telecommunications sector rose during the quarter due to the strong performance of Nextel Communications and Level 3 Communications. This sector makes up 6% of the convertible market. Utilities were the worst performing sector both for the quarter (-24.1%) and the year to date (-34.7%). The sector was hit by the poor performance of issues like Calpine, Duke Energy, and Mirant. Meanwhile, the Materials (-17.4%) and Technology sectors (-14.8%) remained weak. These sectors represent 4% and 20% of the convertible market respectively. The Materials sector was adversely affected by declines at Freeport Copper, Georgia Pacific, and Sealed Air, which suffered from renewed concerns about asbestos liabilities. Finally, busted convertibles (-4.1%), being less equity sensitive, outperformed balanced (-14.9%) and equity sensitive convertibles (-16.0%), while small capitalization issuers (-16.3%) succumbed to mid (-10.6%) and large capitalization issuers (-4.4%) and value (-10.2%) gave in to growth (-5.9%).

COMMENTARY

THE ECONOMY: LIMPING ALONG

      Federal Reserve Board ("Fed") Chairman Greenspan remains confident the economy is still on a modest growth path. Equity investors aren't so sure. On balance, the economic data has been mixed. Consumer spending has remained buoyant. Housing starts, existing home sales and auto sales are still quite healthy. Retail sales have held up well, despite the drag from rising unemployment and the toxic impact of the wealth effect.

      Why is the economy treading water? The business sector is acting like a deer caught in headlights. A dearth of capital spending continues to drag on the economy and uncertainty regarding Iraq is also probably having an impact. Oil hovering over $30 per barrel is taking its toll on all. We saw impressive Gross Domestic Product ("GDP") growth in the first half of the year as companies began rebuilding inventories depleted during the recession and in the aftermath of 9/11. Then the re-stocking of shelves was put on hold as corporate managers devoted much of their time, energy and resources to making sure their companies' books were in good order and/or shoring up balance sheets. As these tasks are completed, we should see the inventory rebuilding cycle resume and the economy make more meaningful progress, though the West Coast dock lock-out will mute results. As corporate managers gain confidence that the recovery is for real, we should also see a modest up-tick in capital spending take some of the economic burden off the American consumer's broad shoulders. However, in order for the world economies to gain traction, oil would need to be plentiful and priced below $25 per barrel.

      Higher energy prices are essentially a tax on virtually every business and consumer. At around $30 per barrel, oil appears to be discounting a serious disruption in supply resulting from a potential war in Iraq, and closer to home, a threatened strike by Mexican oil workers. It is impossible to predict what will happen in the coming months. However, should the supply lines remain open, we believe oil prices will come down from current levels and no longer pose a serious threat to a global economic recovery. Longer term, the U.S. must consume less and find alternative ways to power our ubiquitous automobile.

THE STOCK MARKET: WHERE IS THE BOTTOM?

      When and where will the stock market bottom out? We wish we knew. At this juncture, stock prices appear to be discounting most if not all of the bad news. In July and again in September, we witnessed the kind of near panic selling that usually foreshadows market bottoms. We believe the old adage that "bull markets climb a wall of worry," and it is apparent that investors have plenty to worry about. We also echo our observation that the two ingredients for a stock market recovery -- low interest rates and a better earnings environment -- are in place.

PUTTING HUMPTY DUMPTY BACK TOGETHER

      When past market bubbles burst, lots of debris washed ashore. This time, the bubble was bigger and the debris was more hideous and more widespread. Accountants, analysts, and investment bankers (among others) lost their checks and balances and did not act as safety nets and buffers.

      We are in a camp that believes that securities analysts do a terrific job. Beginning in May of 1975, a payment mechanism for research was removed with the collapse of fixed price commissions. The conflicts in the late 1990s are directly traceable to "May Day." Where next? When we joined Wall Street in 1967, research that was performed on a brokerage firm's investment banking client was identified as such. To get back there is an easy fix. Regulation Fair Disclosure ("FD") already put analysts back on the fundamental research track.

      Accountants should not perform services beyond audit functions, except where the fee is small relative to the audit engagement.

      Perhaps we need to revisit the Glass-Steagall Act. The safeguards put in place by that Act were there for a reason.

      All in all, we believe that most corporate managers we see come to work every day to grow the intrinsic value of their enterprise and work hard to have the public stock track the underlying value of the business.

      Our job remains the same -- to ferret out those companies that Mr. Market puts on the bargain counter.

ALL HAIL BONDS!

      Although corporate bonds have not performed nearly as well as Treasuries (traditionally investors' favorite port during stock market storms), they have delivered positive returns. Preferred stocks, which trade more like bonds than stocks, have also held up well. Consequently, it is no surprise that our portfolio of convertible bonds and convertible preferreds outperformed equity indices by such a wide margin.

INVESTMENT SCORECARD

      This quarter's best performing holdings came from a variety of industry groups including: telecommunications (Nextel Communications, AT&T, and United States Cellular); auto parts (WHX Corp. and Allen Group); and manufacturing (Thermo Fibertek).

      Among our biggest disappointments were telecom equipment manufacturer Lucent Technologies, utilities company Progress Energy, and amusement park operator Six Flags.

LET'S TALK CONVERTS

      The following are specifics on selected convertible holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

CITIZENS COMMUNICATIONS CO. (CZN) (5.00% CV. PFD.) is one of the nation's top three largest independent local exchange carriers with about 2.5 million access lines after completion of a $3.4 billion acquisition of almost 1.1 million lines from Frontier. This and several other recent acquisitions, accompanied by divestitures of its utilities operations, have repositioned the company as a pure telecommunications carrier. After recent completion of the tender offer for 19% of shares that it already did not own, CZN now owns 100% of Electric Lightwave Inc., a competitive carrier with fiber optic networks covering the Western part of the U.S. The company is now focused on strengthening its balance sheet by using the strong free cash flow of its local phone operations as well as any potential proceeds from the sale of the remaining utility operations to pay down debt.

FRANKLIN RESOURCES INC. (BEN) (ZERO COUPON, 05/11/31) is a financial holding company that provides investment advisory and management services through its Franklin, Templeton, Mutual Series, Bissett, and Fiduciary investment management groups as well as banking services though its banking/finance segment. The company has about $248 billion in assets under management across a wide-range of investment products and styles. Finally, the company operates in 37 offices in 29 countries, and is focused on further expanding its international investment management business, particularly as pension systems are reformed in numerous countries around the world.

GENERAL MOTORS CORP. (GM) (5.25% CV. PFD., SER. B; 4.50% CV. PFD., SER. A) is the largest producer of motor vehicles in the world, with unit sales of over 8 million cars, trucks, and commercial vehicles in 2001 alone. The company has operating subsidiaries in North America, Europe, Latin America, and Asia, and equity interests in manufacturers in Europe (Fiat Auto Holdings) and Japan (Isuzu, Suzuki, Subaru). General Motors Acceptance Corporation provides retail and wholesale financing to consumers and dealers worldwide, as well as vehicle leasing, mortgage, and insurance products. The company's Hughes Electronics (GMH
- $9.15 - NYSE) subsidiary provides direct-to-home satellite television services to over 10 million consumers in the U.S. under the DirecTV brand name.

HILTON HOTELS CORP. (HLT) (SUB. DEB. CV., 5.00%, 05/16/06) is recognized as one of the world's preeminent hospitality companies. Hilton develops, owns, manages and franchises hotels, resorts and vacation ownership properties. Based on the number of hotel rooms, Hilton is the nation's third largest lodging company. Hilton's hotel system includes approximately 2,000 properties totaling over 333,000 rooms worldwide. The Company's hotel brands include Hilton, Hilton Garden Inn, Doubletree, Embassy Suites Hotels, Hampton Inn, Hampton Inn & Suites, Homewood Suites by Hilton, Conrad, and Harrison Conference Centers. Flagship properties include the Waldorf Astoria, the Hilton Chicago, the Hilton Hawaiian Village Beach Resort & Spa and the Palmer House Hilton. HLT formalized a marketing alliance with the British company Hilton Group plc (HG.L - $2.52 - London Stock Exchange), owner of Hilton International, in January 1997 to reunite the Hilton name worldwide for the first time in over 30 years.

NEXTEL  COMMUNICATIONS INC. (NXTL) (5.25%,  01/15/10;  6.00%,  06/01/11;  4.75%,
07/01/07) is one of two remaining independent national wireless carriers in the U.S., servicing over 10 million mostly high-value business subscribers and controlling wireless licenses covering over 235 million people. Nextel is differentiating itself by offering its unique direct-connect feature that allows instant two-way voice communication. Since the beginning of 2002, the company has used a combination of cash and stock to reduce its debt by over $1.8 billion while still maintaining a healthy cash balance. Nextel has submitted a proposal to the Federal Communications Commission ("FCC") to re-allocate its spectrum portfolio at the radio frequencies also used by the public safety organizations. The FCC decision is expected by the end of 2002 and, if approved, would significantly strengthen Nextel's competitive position.

NORTHROP GRUMMAN CORP. (NOC) (7.00% CV. PFD., SER. B) is a defense technologies company, specializing in electronics and systems integration. Their products are at the heart of the network-centric integrated battle management systems of modern warfare. The Global Hawk unmanned aerial reconnaissance system is one of their most recent products. They also produce nearly 60% of the Pentagon's airborne radar systems and are well positioned in missile defense. After acquiring Litton Industries and Newport News, the company is now the world's largest naval shipbuilder, with expertise in every class of nuclear and non-nuclear vessel. In July 2002, TRW, the aerospace and information technology company, agreed to be acquired for $7.8 billion in stock. The pending deal will make Northrop a leader in military satellites, missile systems, and systems integration.

ROBBINS & MYERS INC. (RBN) (SUB. DEB. CV., 6.50%, 09/01/03) is an international manufacturer of industrial mixing equipment, glass-lined vessels, industrial pumps and corrosion resistant products serving the process industries such as specialty chemicals, pharmaceuticals, water treatment, oil and gas, food and beverage. Recently the company completed the acquisition of Romaco, a company with annual sales of approximately $150 million that manufactures the packaging, printing and processing of pharmaceutical products. Romaco provides horizontal integration to Robbins' mixer and vessel businesses and the acquisition is expected to be accretive to earnings. With Romaco, 40% of Robbins & Myers revenues are in the pharmaceutical market that is generally stable, with an average 6% to 8% rate of growth. The company's remaining businesses are in specialty chemical (26%), energy (20%), water and wastewater (4%) and other industries. Management's use of its strong cash flow to make complementary acquisitions makes Robbins & Myers an attractive company in a consolidating industry.

SEQUA CORP. (SQA) ($5.00 CV. PFD.) is a diversified company with businesses in aerospace, pre-paint metal, specialty chemical, printing and cannery equipment. Chromalloy Gas Turbine, Sequa's aerospace business, is the largest independent supplier of aftermarket parts for the overhaul and repair of jet and industrial gas turbine engines. We believe this business is attractive to original equipment engine manufacturers like General Electric and Pratt & Whitney who are looking to grow their replacement parts business. With roughly $800 million in revenues, we estimate Chromalloy's private market value to be near the entire public value of Sequa.

STANDARD MOTOR PRODUCTS INC. (SMP) (SUB. DEB. CV., 6.75%, 07/15/09), headquartered in Long Island City, New York, supplies functional replacement parts for the engine management, electrical and climate control systems of cars, trucks and buses. The company services all makes and models, both new and old cars, imported and domestic. SMP has two primary divisions -- engine management and temperature control -- and believes it is the number one supplier to the North American aftermarket in each of these lines.

STOCK REPURCHASE PLAN

      The Fund is authorized to repurchase up to 500,000 shares of the Fund's outstanding common shares. Pursuant to this stock repurchase plan, the Fund may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through September 30, 2002, 305,200 shares have been repurchased in the open market under this stock repurchase plan. No shares were repurchased during the third quarter because the Fund traded at a premium to net asset value throughout the quarter.

COMMON STOCK 8% DISTRIBUTION POLICY

      The Fund continues to maintain its 8% Distribution Policy whereby the Fund pays out to common stock shareholders 8% of its average net assets each year. Pursuant to this policy, the Fund distributed $0.20 per share on September 24, 2002. The next distribution is scheduled for December 2002.

      Under the policy, distributions are made at the annual rate of 8% of the average of the calendar quarter-end net assets of the Fund's common stock at December 2001 and March, June, and September 2002. The Fund normally distributes $0.20 per share to common stock shareholders in March, June, and September. The fourth quarter distribution is a variable adjusting distribution in December. The adjusting distribution is the greater of the remaining portion of 8% of the average net assets to be distributed (8% of the average net assets less the cumulative amount paid in March, June, and September) or the minimum distribution required by IRS regulations. Each quarter, the Board of Directors reviews the amount of any potential distribution based on the income, capital gains or capital available.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                      WHO                            WHEN
                      ---                            ----
      Special Chats:  Mario J. Gabelli               First Monday of each month
                      Howard Ward                    First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                       NOVEMBER                         DECEMBER                         JANUARY
                       --------                         --------                         -------
      1st Wednesday    Charles Minter & Martin Weiner   Charles Minter & Martin Weiner   Ivan Arteaga
      2nd Wednesday    Caesar Bryan                     Walter Walsh & Laura Linehan     Charles Minter & Martin Weiner
      3rd Wednesday    Walter Walsh & Laura Linehan     Hart Woodson                     Walter Walsh & Laura Linehan
      4th Wednesday    Barbara Marcin                                                    Barbara  Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited. You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      True to form, convertible securities held up relatively well as the stock market continued to slump in the third quarter. Hopefully, in the not too distant future, we will have the opportunity to see convertibles participate in a more forgiving stock market.

                                   Sincerely,

                                   /S/ MARIO J. GABELLI

                                   MARIO J. GABELLI
                                   President and Chief Investment Officer

October 15, 2002


NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                            PORTFOLIO OF INVESTMENTS
                         SEPTEMBER 30, 2002 (UNAUDITED)

    PRINCIPAL                                       MARKET
     AMOUNT                                          VALUE
    ---------                                       ------
               CONVERTIBLE CORPORATE BONDS -- 40.6%
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 8.4%
               GenCorp Inc., Sub. Deb. Cv.,
 $ 1,150,000     5.750%, 04/15/07 (b) ..........$   1,030,687
     350,000     5.750%, 04/15/07 ..............      313,688
   8,900,000   Standard Motor Products Inc.,
                 Sub. Deb. Cv.,
                 6.750%, 07/15/09 ..............    6,853,000
                                                -------------
                                                    8,197,375
                                                -------------
               AVIATION: PARTS AND SERVICES -- 4.4%
   4,676,000   Kaman Corp., Sub. Deb. Cv.,
                 6.000%, 03/15/12 ..............    4,290,230
                                                -------------
               BUSINESS SERVICES -- 3.8%
     900,000   BBN Corp., Sub. Deb. Cv.,
                 6.000%, 04/01/12+ (a)(c) ......            0
      10,000   First Data Corp., Sub. Deb. Cv.,
                 2.000%, 03/01/08 ..............       10,562
   3,000,000   Franklin Resources Inc., Cv.,
                 Zero Coupon, 05/11/31 (b) .....    1,758,750
               Navistar Financial Corp.,
                 Sub. Deb. Cv.,
     400,000     4.750%, 04/01/09 (b) ..........      304,500
     100,000     4.750%, 04/01/09 ..............       76,125
   1,900,000   Trans-Lux Corp., Sub. Deb. Cv.,
                 7.500%, 12/01/06 ..............    1,605,500
                                                -------------
                                                    3,755,437
                                                -------------
               CABLE -- 1.3%
     200,000   Adelphia Communications Corp.,
                 Sub. Deb. Cv.,
                 3.250%, 05/01/21+ (c) .........       15,000
   3,000,000   Charter Communications Inc., Cv.,
                 4.750%, 06/01/06 ..............    1,301,250
                                                -------------
                                                    1,316,250
                                                -------------
               COMPUTER SOFTWARE AND SERVICES -- 0.2%
     350,000   QuadraMed Corp., Sub. Deb. Cv.,
                 5.250%, 05/01/05 ..............      227,500
                                                -------------
               CONSUMER PRODUCTS -- 0.7%
     690,000   Standard Commercial Corp.,
                 Sub. Deb. Cv.,
                 7.250%, 03/31/07 ..............      671,025
                                                -------------
               CONSUMER SERVICES -- 0.1%
   1,100,000   Ogden Corp., Sub. Deb. Cv.,
                 Zero Coupon, 06/01/03+ (c) ....      143,000
                                                -------------
               DIVERSIFIED INDUSTRIAL -- 0.5%
     500,000   GATX Corp., Cv.,
                 7.500%, 02/01/07 (b) ..........      493,125
                                                -------------

    PRINCIPAL                                       MARKET
     AMOUNT                                          VALUE
    ---------                                       ------
               ELECTRONICS -- 4.5%
 $ 2,600,000   Agere Systems Inc., Sub. Deb. Cv.,
                 6.500%, 12/15/09 ..............$   1,430,000
     900,000   Oak Industries Inc., Sub. Deb. Cv.,
                 4.875%, 03/01/08 ..............      452,250
     100,000   Solectron Corp., Cv.,
                 Zero Coupon, 05/08/20 .........       58,375
   2,500,000   Thermo Electron Corp.,
                 Sub. Deb. Cv.,
                 4.000%, 01/15/05 ..............    2,412,500
                                                -------------
                                                    4,353,125
                                                -------------
               ENERGY AND UTILITIES -- 1.7%
     388,000   Devon Energy Corp., Sub. Deb. Cv.,
                 4.950%, 08/15/08 ..............      388,000
   1,700,000   Mirant Corp., Sub. Deb. Cv.,
                 2.500%, 06/15/21 ..............      750,125
     511,000   Moran Energy Inc., Sub. Deb. Cv.,
                 8.750%, 01/15/08 ..............      489,282
                                                -------------
                                                    1,627,407
                                                -------------
               EQUIPMENT AND SUPPLIES -- 1.7%
   1,650,000   Robbins & Myers Inc.,
                 Sub. Deb. Cv.,
                 6.500%, 09/01/03 ..............    1,621,125
                                                -------------
               HEALTH CARE -- 1.6%
      50,000   Apogent Technologies Inc., Cv.,
                 2.250%, 10/15/21 (b) ..........       49,312
      30,000   Invitrogen Corp., Sub. Deb. Cv.,
                 5.500%, 03/01/07 ..............       27,263
               IVAX Corp., Sub. Deb. Cv.,
   1,400,000     5.500%, 05/15/07 ..............    1,186,500
     400,000     4.500%, 05/15/08 (b) ..........      309,500
     150,000   Sabratek Corp., Sub. Deb. Cv.,
                 6.000%, 04/15/05+ (c) .........            0
                                                -------------
                                                    1,572,575
                                                -------------
               HOTELS AND GAMING -- 5.2%
   5,500,000   Hilton Hotels Corp.,
                 Sub. Deb. Cv.,
                 5.000%, 05/15/06 ..............    5,060,000
                                                -------------
               PAPER AND FOREST PRODUCTS -- 1.6%
     200,000   Riverwood International Corp.,
                 Sub. Deb. Cv.,
                 6.750%, 09/15/03 ..............      220,000
   1,400,000   Thermo Fibertek Inc.,
                 Sub. Deb. Cv.,
                 4.500%, 07/15/04 (b) ..........    1,372,000
                                                -------------
                                                    1,592,000
                                                -------------
               PUBLISHING -- 0.1%
     200,000   Times Mirror Ltd., Sub. Deb. Cv.,
                 Zero Coupon, 04/15/17 .........      123,750
                                                -------------

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                         SEPTEMBER 30, 2002 (UNAUDITED)

    PRINCIPAL                                       MARKET
     AMOUNT                                          VALUE
    ---------                                       ------
               CONVERTIBLE CORPORATE BONDS (CONTINUED)
               RETAIL -- 1.3%
  $   60,000   Costco Companies Inc.,
                 Sub. Deb. Cv.,
                 Zero Coupon, 08/19/17 .........$      45,900
      10,000   School Specialty Inc.,
                 Sub. Deb. Cv.,
                 6.000%, 08/01/08 ..............       10,513
   1,200,000   Thermo Instrument Systems Inc.,
                 Sub. Deb. Cv.,
                 4.500%, 10/15/03 (b) ..........    1,200,000
                                                -------------
                                                    1,256,413
                                                -------------
               TELECOMMUNICATIONS -- 1.3%
      80,000   Amnex Inc., Sub. Deb. Cv.,
                 8.500%, 09/30/03+ (b)(c) ......            0
               Bell Atlantic Corp., Cv.,
     600,000     4.250%, 09/15/05 (b) ..........      609,000
      90,000     4.250%, 09/15/05 ..............       90,900
   1,000,000   NTL Inc., Sub. Deb. Cv.,
                 5.750%, 12/15/09+ (c) .........      185,000
     500,000   Rogers Communications Inc.,
                 Sub. Deb. Cv.,
                 2.000%, 11/26/05 ..............      349,375
                                                -------------
                                                    1,234,275
                                                -------------
               WIRELESS COMMUNICATIONS -- 2.2%
               Nextel Communications Inc., Cv.,
     700,000     6.000%, 06/01/11 (b) ..........      510,929
   1,700,000     5.250%, 01/15/10 ..............    1,156,000
     100,000     4.750%, 07/01/07 ..............       74,500
   1,100,000   United States Cellular Corp.,
                 Sub. Deb. Cv.,
                 Zero Coupon, 06/15/15 .........      385,000
                                                -------------
                                                    2,126,429
                                                -------------
               TOTAL CONVERTIBLE
                 CORPORATE BONDS ...............   39,661,041
                                                -------------

     SHARES
     ------
               CONVERTIBLE PREFERRED STOCKS -- 17.4%
               AEROSPACE -- 1.3%
       8,500   Northrop Grumman Corp.,
                 7.000% Cv. Pfd., Ser. B .......    1,215,500
                                                -------------
               AUTOMOTIVE -- 0.8%
       5,000   Ford Motor Co. Capital Trust II,
                 6.500% Cv. Pfd. ...............      201,450
               General Motors Corp.,
      14,000     5.250% Cv. Pfd., Ser. B .......      313,320
      12,000     4.500% Cv. Pfd., Ser. A .......      282,840
                                                -------------
                                                      797,610
                                                -------------

                                                    MARKET
     SHARES                                          VALUE
    ---------                                       ------
               AVIATION: PARTS AND SERVICES -- 4.3%
               Coltec Capital Trust,
      37,000     5.250% Cv. Pfd. ...............$   1,098,704
      17,000     5.250% Cv. Pfd. (b) ...........      504,810
      30,000   Sequa Corp.,
                 $5.00 Cv. Pfd. ................    2,568,000
                                                -------------
                                                    4,171,514
                                                -------------
               BROADCASTING -- 1.0%
         100   Gray Television Inc.,
                 8.000% Cv. Pfd., Ser. C (b) ...    1,000,000
                                                -------------
               BUSINESS SERVICES -- 1.4%
      14,000   Interep National Radio Sales Inc.,
                 4.000% Cv. Pfd., Ser. A (b) ...    1,400,000
      20,000   Key3Media Group,
                 5.500% Cv. Pfd. ...............        1,351
                                                -------------
                                                    1,401,351
                                                -------------
               CABLE -- 0.7%
      50,000   CVC Equity Securities Trust I,
                 6.500% Cv. Pfd. ...............      672,500
                                                -------------
               DIVERSIFIED INDUSTRIAL -- 0.5%
       2,400   GATX Corp.,
                 $2.50 Cv. Pfd. ................      294,000
               WHX Corp.,
      28,000     6.500% Cv. Pfd., Ser. A+ ......      123,200
      10,000     $3.75 Cv. Pfd., Ser. B+ .......       51,500
                                                -------------
                                                      468,700
                                                -------------
               ENERGY AND UTILITIES -- 0.3%
         500   Cinergy Corp.,
                 9.500% Cv. Pfd. ...............       26,500
       2,500   FPL Group Inc.,
                 8.500% Cv. Pfd. ...............      128,750
      22,000   Semco Capital Trust II,
                 11.000% Cv. Pfd. ..............      157,080
                                                -------------
                                                      312,330
                                                -------------
               ENTERTAINMENT -- 1.1%
       1,000   Metromedia International Group Inc.,
                 7.250% Cv. Pfd.+ ..............          580
      60,000   Rainbow Equity Securities Trust II,
                 6.250% Cv. Pfd. ...............      774,000
      20,000   Six Flags Inc.,
                 7.250% Cv. Pfd. ...............      276,000
                                                -------------
                                                    1,050,580
                                                -------------

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                    MARKET
     SHARES                                          VALUE
    ---------                                       ------
               CONVERTIBLE PREFERRED STOCKS (CONTINUED)
               PAPER AND FOREST PRODUCTS -- 1.5%
      68,000   Sealed Air Corp.,
                 $2.00 Cv. Pfd., Ser. A ........$   1,496,000
                                                -------------
               REAL ESTATE -- 0.1%
       5,000   Innkeepers USA Trust,
                 8.625% Cv. Pfd., Ser. A .......      116,250
                                                -------------
               TELECOMMUNICATIONS -- 3.5%
       1,500   ALLTEL Corp.,
                 7.750% Cv. Pfd. ...............       65,250
      15,000   Broadwing Inc.,
                 6.750% Cv. Pfd., Ser. B .......      169,500
      78,000   Citizens Communications Co.,
                 5.000% Cv. Pfd. ...............    2,551,380
         700   Lucent Technologies Capital
                 Trust I,
                 7.750% Cv. Pfd. (b) ...........      157,500
       1,000   Lucent Technologies Inc.,
                 8.000% Cv. Pfd. ...............      268,320
      12,000   Philippine Long Distance
                 Telephone Co.,
                 $3.50 Cv. Pfd., Ser. III ......      194,640
                                                -------------
                                                    3,406,590
                                                -------------
               WIRELESS COMMUNICATIONS -- 0.9%
      21,000   Allen Telecom Inc.,
                 7.750% Cv. Pfd., Ser. D .......      861,000
       3,000   Loral Space & Communications Ltd.,
                 6.000% Cv. Pfd., Ser. D .......       10,875
                                                -------------
                                                      871,875
                                                -------------
               TOTAL CONVERTIBLE
                 PREFERRED STOCKS ..............   16,980,800
                                                -------------
               COMMON STOCKS -- 2.5%
               AVIATION: PARTS AND SERVICES -- 0.1%
       9,000   Kaman Corp., Cl. A ..............      110,250
                                                -------------
               BROADCASTING -- 0.1%
      35,000   Granite Broadcasting Corp.+ .....       74,200
                                                -------------
               CABLE -- 0.0%
      10,000   UnitedGlobalCom Inc., Cl. A+ ....       16,400
                                                -------------
               ENERGY AND UTILITIES -- 1.4%
       8,900   AGL Resources Inc. ..............      196,601
      10,000   BP plc, ADR .....................      399,000
       3,000   CH Energy Group Inc. ............      140,790
      34,198   KCS Energy Inc.+ ................       51,297
      10,000   NiSource Inc.+ ..................       18,100
      25,000   Northeast Utilities .............      422,500
      10,000   Progress Energy Inc., CVO+ ......        2,100
       2,200   SJW Corp. .......................      171,600
                                                -------------
                                                    1,401,988
                                                -------------

                                                    MARKET
     SHARES                                          VALUE
    ---------                                       ------
               EQUIPMENT AND SUPPLIES -- 0.1%
      50,000   Fedders Corp. ...................$     126,000
                                                -------------
               FINANCIAL SERVICES -- 0.4%
      20,000   Argonaut Group Inc. .............      345,000
                                                -------------
               FOOD AND BEVERAGE -- 0.1%
       3,609   Chiquita Brands
                 International Inc.+ ...........       55,759
                                                -------------
               PUBLISHING -- 0.2%
      10,000   News Corp. Ltd., ADR ............      192,500
                                                -------------
               TELECOMMUNICATIONS -- 0.1%
      10,000   AT&T Corp. ......................      120,100
                                                -------------
               WIRELESS COMMUNICATIONS -- 0.0%
          49   Winstar Communications Inc.+ ....            0
                                                -------------
               TOTAL COMMON STOCKS .............    2,442,197
                                                -------------
               PREFERRED STOCKS -- 1.5%
               BROADCASTING -- 1.3%
       2,127   Granite Broadcasting Corp.,
                 12.750% Pfd. ..................    1,276,200
                                                -------------
               PUBLISHING -- 0.2%
       9,777   News Corp. Ltd., Pfd., ADR ......      162,298
                                                -------------
               TOTAL PREFERRED STOCKS ..........    1,438,498
                                                -------------

    PRINCIPAL
     AMOUNT
    ---------
               CORPORATE BONDS -- 0.4%
               BROADCASTING -- 0.0%
  $   15,000   Granite Broadcasting Corp.,
                 Sub. Deb.,
                 8.875%, 05/15/08 ..............       12,075
                                                -------------
               CONSUMER PRODUCTS -- 0.0%
   1,500,000   Pillowtex Corp., Sub. Deb.,
                 6.000%, 03/15/12+ (c) .........            0
                                                -------------
               WIRELESS COMMUNICATIONS -- 0.4%
     500,000   Nextel Communications Inc.,
                 9.500%, 02/01/11 ..............      376,250
                                                -------------
               TOTAL CORPORATE BONDS ...........      388,325
                                                -------------

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                    MARKET
     SHARES                                          VALUE
    ---------                                       ------
               RIGHTS -- 0.0%
               TELECOMMUNICATIONS -- 0.0%
       6,902   NTL Inc.+ .......................$          0
                                                ------------
               WARRANTS -- 0.0%
               BUSINESS SERVICES -- 0.0%
      87,500   Interep National Radio
                 Sales Inc.+ ...................           0
               CONSUMER PRODUCTS -- 0.0%
       4,331   Pillowtex Corp.+ ................       1,906
                                                ------------
               TOTAL WARRANTS ..................       1,906
                                                ------------

    PRINCIPAL
     AMOUNT
    ---------
               U.S. GOVERNMENT OBLIGATIONS -- 36.5%
 $35,629,000   U.S. Treasury Bills,
                 1.624% to 1.700%++,
                 10/03/02 to 12/19/02 ..........  35,612,852
                                                ------------
   TOTAL INVESTMENTS -- 98.9%
     (Cost $108,904,636) .......................  96,525,619

   OTHER ASSETS, LIABILITIES AND
     LIQUIDATION VALUE OF
     CUMULATIVE PREFERRED STOCK -- (29.6)% ..... (28,936,785)
                                                ------------
   NET ASSETS -- COMMON STOCK -- 69.3%
     (8,289,791 common shares outstanding) .....  67,588,834
                                                ------------
   NET ASSETS -- PREFERRED STOCK -- 30.7%
     (1,200,000 preferred shares outstanding) ..  30,000,000
                                                ------------
   TOTAL NET ASSETS -- 100.0% ..................$ 97,588,834
                                                ============
   NET ASSET VALUE PER COMMON SHARE
     (67,588,834 (DIVIDE) 8,289,791
     shares outstanding) .......................       $8.15
                                                       =====

SECURITIES SOLD SHORT
      29,000   KCS Energy Inc.+ (d) ..$276,921  $     43,500
                                                ============

------------------
            For Federal tax purposes:
            Aggregate cost .................... $109,882,972
                                                ============
            Gross unrealized appreciation ..... $  1,194,237
            Gross unrealized depreciation .....  (14,551,590)
                                                ------------
            Net unrealized depreciation ....... $(13,357,353)
                                                ============

-------------------
(a)   Security fair valued under procedures established by the
      Board of Directors.
(b)   Security exempt from registration under Rule 144A of the Securities
      Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2002, the market value of Rule 144A securities amounted to $10,700,113 or 11.0% of total net assets.
(c)   Bond in default.
(d) Collateralized by U.S. Treasury Bills, 1.697% due 10/17/02, market value $499,635.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depository Receipt.
CVO - Contingent Value Obligation.

--------------------------------------------------------------------------------
                          SELECTED CONVERTIBLE HOLDINGS
                               SEPTEMBER 30, 2002
                               ------------------

Citizens Communications Co. (5.00% Cv. Pfd.)
Franklin Resources Inc. (Zero Coupon, 05/11/31)
General Motors Corp. (5.25% Cv. Pfd.)
Hilton Hotels Corp. (Sub. Deb. Cv., 5.00%, 05/15/06)
Kaman Corp. (Sub. Deb. Cv., 6.00%, 03/15/12)
Nextel Communications Inc. (5.25%, 01/15/10)
Northrop Grumman Corp. (7.00% Cv. Pfd., Ser. B)
Robbins & Myers Inc. (Sub. Deb. Cv., 6.50%, 09/01/03)
Sequa Corp. ($5.00 Cv. Pfd.)
Standard Motor Products Inc. (Sub. Deb. Cv., 6.75%, 07/15/09)
--------------------------------------------------------------------------------

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

      It is the policy of The Gabelli Convertible and Income Securities Fund Inc. ("Convertible and Income Securities Fund") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Convertible and Income Securities Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Convertible and Income Securities Fund to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Convertible and Income Securities Fund. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

             The Gabelli Convertible and Income Securities Fund Inc.
                                  c/o EquiServe
                                 P.O. Box 43011
                            Providence, RI 02940-3011

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact EquiServe at 1 (800) 336-6983.

      SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Convertible and Income Securities Fund's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Convertible and Income Securities Fund's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Convertible and Income Securities Fund valued at market price. If the Convertible and Income Securities Fund should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Convertible and Income Securities Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Convertible and Income Securities Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Convertible and Income Securities Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Convertible and Income Securities Fund's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 such that EquiServe receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.

      For  more  information   regarding  the  Dividend  Reinvestment  Plan  and
Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Convertible and Income Securities Fund.

                             DIRECTORS AND OFFICERS

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN & CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti
  CHIEF EXECUTIVE OFFICER,
  CERUTTI CONSULTANTS, INC.

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

Dugald A. Fletcher
  PRESIDENT, FLETCHER & COMPANY, INC.

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT,
  PROFESSOR EMERITUS, PACE UNIVERSITY

Werner J. Roeder, MD
  VICE PRESIDENT/MEDICAL AFFAIRS,
  LAWRENCE HOSPITAL CENTER

Anthonie C. van Ekris
  MANAGING DIRECTOR,
  BALMAC INTERNATIONAL, INC.

Salvatore J. Zizza
  CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS AND PORTFOLIO MANAGERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Peter W. Latartara
  VICE PRESIDENT

A. Hartswell Woodson, III
  ASSOCIATE PORTFOLIO MANAGER

James E. McKee
  SECRETARY

INVESTMENT ADVISER

Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

CUSTODIAN

State Street Bank and Trust Company

COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

TRANSFER AGENT AND REGISTRAR

EquiServe Trust Company

STOCK EXCHANGE LISTING

                         Common      8.00% Preferred
                        --------     ---------------
NYSE-Symbol:               GCV           GCV Pr
Shares Outstanding:     8,289,791       1,200,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Convertible Securities Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Convertible Securities Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
   For general information about the Gabelli Funds,
   call 1-800-GABELLI (1-800-422-3554), fax us at
   914-921-5118, visit Gabelli Funds' Internet
   homepage at: HTTP://WWW.GABELLI.COM,
   or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Convertible and Income Securities Fund may from time to time purchase shares of its common stock in the open market when the Convertible and Income Securities Fund shares are trading at a discount of 10% or more from the net asset value of the shares. The Convertible and Income Securities Fund may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

THE GABELLI CONVERTIBLE AND
INCOME SECURITIES FUND INC.
ONE CORPORATE CENTER
RYE, NY 10580-1422
(914) 921-5070
HTTP://WWW.GABELLI.COM

THIRD QUARTER REPORT
SEPTEMBER 30, 2002

                                                                     GBFCS 09/02